CONSENT OF CROUCH BIERWOLF & CHISHOLM
                              INDEPENDENT AUDITORS

         We hereby consent to the use of our report dated January 21, 1999, with respect to the consolidated financial statements included in the First Post-Effective Amendment to the Registration Statement (Form S-1/A) and related prospectus of Logio, Inc. for the fiscal year ended December 31, 1998.

                                              Crouch Bierwolf & Chisholm

                                              By: _______________
                                                    Todd D. Chisholm

Salt Lake City, Utah
July 25, 2000